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                                                                   Exhibit 10.20

                                SERVICE AGREEMENT


                             WESTERN RESOURCES, INC.
                                       and
                              PROTECTION ONE, INC.


     THIS SERVICE AGREEMENT (together with one or more Exhibits which may be incorporated into this agreement from time to time, the "Agreement") is made and entered into as of this 1st day of April, 1999 by and between WESTERN RESOURCES, INC, a Kansas corporation ("Western"), and PROTECTION ONE, INC., a Delaware corporation ("Protection One").

     WHEREAS, Protection One has requested that Western assist it by providing to Protection One and certain of its subsidiaries and affiliates identified in the respective individual Exhibits which may, from time to time, be attached hereto (each such entity a "Client Group Member", and collectively the "Client Group") the services described in the Exhibits hereto (the "Services"), and Western has agreed to provide such Services to Client Group Members, subject to the terms and conditions of this Agreement.

     NOW THEREFORE, for and in consideration of the mutual covenants set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Services. Protection One hereby retains Western to cause the Services
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described in Section 1 of each Exhibit to this Agreement to be provided to each
Client Group Member (as defined in Section 3 of such respective Exhibit), and Western agrees to cause such Services to be provided, subject to the terms and conditions of this Agreement.

     2. Payment for Services. In exchange for the Services, Protection One shall
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cause Western to be paid in accordance with the terms set forth in Section 4 of each respective Exhibit to this Agreement. Protection One shall be solely responsible, without right of reimbursement, for the satisfaction of any tax, other than income tax, imposed by a state or local taxing authority with respect to, or arising out of, the Services provided under this Agreement or payment thereof ("Transaction Taxes").

     3. Term and Termination. The term for which a particular Service shall be
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provided shall be set forth in Section 2 of each respective Exhibit to this
Agreement.
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     4. Notices. All notices which are required or may be given pursuant to the
        -------
terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by registered or certified mail, return receipt requested, and such notice shall be deemed to be given on the date hand-delivered or on the third day after the date deposited in the United States mail, or other comparable commercial delivery system, with postage or delivery charges thereon prepaid, addressed as follows:

If to Western:                                  If to Protection One:

Rita A. Sharpe                                  John E. Mack III
818 South Kansas                                600 Corporate Pointe
Topeka, Kansas                                  12th Floor
                                                Culver City, California  90230

with copy to:                                   with copy to:
General Counsel

     5. Governing Law. This Agreement shall be governed by and construed
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according to the internal laws of, and without regard to conflicts of law provisions, the State of Kansas.

     6. Amendment. This Agreement may be amended only by a writing executed with
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the same formality as this Agreement.

     7. Contractual Arrangement. It is expressly acknowledged by the parties
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hereto that Western is an independent contractor. Nothing contained herein is intended or shall be construed to create an employer-employee relationship, joint venture or partnership between Western and Protection One and/or any Client Group Member. The parties acknowledge and agree that Protection One will not withhold from the compensation payable to Western hereunder any sums for income tax, employment insurance, workers compensation, Social Security, or any other withholding pursuant to any state or federal law or requirement of any governmental agency.

     8. Limitations on Liability for Work Performed. Western agrees to perform
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the work in a good and workmanlike manner consistent with the customs and practices of the industry providing services substantially similar to the Services. WESTERN EXPRESSLY EXCLUDES ALL OTHER GUARANTEES, WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER. WESTERN WILL NOT BE RESPONSIBLE FOR ANY INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR OTHER DAMAGES WITH WESTERN'S SOLE LIABILITY BEING LIMITED TO THE REPAIR AND REASONABLE COSTS OF CORRECTING ANY ERRORS WHICH ARE ATTRIBUTABLE TO THE WORK OF WESTERN, NOT TO EXCEED IN THE
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AGGREGATE THE AMOUNTS PAID TO WESTERN WITH RESPECT TO THE APPLICABLE EXHIBIT.

     9. Indemnification. Protection One shall indemnity and hold Western, its
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members, directors, officers, employees, parents, affiliates, subsidiaries and independent contractors ("Indemnitees") harmless against any and all claims, losses, costs, damages, and expenses including, but not limited to Transaction Taxes and attorney fees, arising out of or in connection with the services provided to each Client Group Member by Western hereunder or from any breach by Western of any provision of this Agreement, or any act, omission or neglect by Western, or any Indemnitee.

     10. Confidential Information. Western and Protection One, on behalf of
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itself and of each Client Group Member agree that any information received by either in connection with this contract, which concerns the confidential, personal, financial or other affairs of the other will be treated in full confidence and will not be revealed to any other persons, firms or organizations except as may be required by judicial process, applicable law or regulation.

     11. Entire Agreement. This Agreement contains the entire agreement and
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understanding between Protection One and Western and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Except for those set forth in this agreement, the parties hereby agree that no obligation or contractual commitment of any kind, other than as specifically set out in this Agreement (or definitive agreement(s) as maybe entered into between the parties, if any, including agreements with respect to Additional Services), shall be deemed to exist between the parties with respect to subject matter hereof, and none of Protection One, and any Client Group Member, or Western shall be under any legal obligation of any kind whatsoever to enter into any transaction or agreement by virtue of this Agreement.

     12. Third Party Beneficiaries. There are no third party beneficiaries,
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express or implied, intended or unintended, to this Agreement.

     13. Binding Effect and Assignment. This Agreement and the rights and
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obligations under this Agreement shall not be assignable or transferable by the parties (including by operation of law in connection with a merger, consolidation or sale of all or substantially all the assets of a party) without the prior written consent of the other party hereto, except that Western may assign and transfer its rights and obligations under this Agreement to an affiliate of Western without such written consent; provided any such assignment or transfer shall not release Western Resources of its obligations hereunder. Western will provide prompt notice to Protection One of any such assignment and transfer. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.
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     14. Prior Negotiations. This Agreement supersedes all prior negotiations
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and agreements between the parties hereto relative t the transaction contemplated by this Agreement, which contains the entire understanding of the parties hereto.

     15. Waiver of Breach. The waiver by any party hereto of a breach of any
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provisions of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach by any party.

     16. Dispute Resolution. Each of Protection One, for itself and each Client
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Group Member, and Western hereby agrees that (i) it shall, promptly upon its dispute of a matter arising under this Agreement which may involve a claim(s) against the other, or a Client Group Member, as the case may be, of more than $5,000 or injunctive relief, provide appropriate written notification ("Notice") of such ("Dispute") to such other party(ies), (ii) it will attempt in good faith to resolve the Dispute through meeting(s) and discussions ("Discussions") with the other party(ies) to the Dispute, such Discussions to be held from time to time during the 30 calendar days immediately after the date of the Notice, and
(iii) it shall designate in the Notice appropriate senior management to actively participate in the Discussions for the purpose of resolving the Dispute, proposed alternative dates and locations of such meetings, and the nature of the Dispute.

         Protection One, for itself and each Client Group Member, and Western each hereby agree that none of Protection One, Western, or any Client Group Member, shall bring a legal action against any Client Group Member, Western, or Protection One, as the case may be, without first having complied with the provisions set forth in this Section 16.

     17. Venue. Any dispute not resolved pursuant to paragraph 16 above, if
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raised in litigation, shall be brought in state or federal court having situs in
Shawnee County, Kansas, as the parties agree that venue for all such disputes shall be in Shawnee County, Kansas.

     18. Invalid Provision. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or uneforceable provision were omitted.
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     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first-above written.

WESTERN RESOURCES, INC.                      PROTECTION ONE, INC.

Signature: /s/ Rita A. Sharpe                Signature: /s/ John E. Mack III
           --------------------------                   ---------------------
By:    Rita A. Sharpe                        By:    John E. Mack III
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Title: Vice President Shared Services        Title: Chief Financial Officer
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Date:  May 3, 1999                           Date:  May 3, 1999
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